UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East First Street, Suite 300 Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 17, 2012, Targacept, Inc. issued a press release reporting top-line results from a Phase 2 clinical trial of its product candidate TC-5619 as a treatment for inattentive-predominant attention deficit/hyperactivity disorder. The press release also reported Targacept’s plans regarding investment in its nicotinic pipeline and a reduction in workforce. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated September 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date: September 17, 2012	/s/ Peter A. Zorn
Peter A. Zorn
Senior Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 17, 2012